EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		January 1, 2005 to January 31, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$136,288,249
Monthly Profit (Loss):	$(21,578,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Thomas M. Lane
Its:	Senior Vice President and Treasurer
Signature	/s/Thomas M. Lane
Date	March 2, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		January 1, 2005 to January 31, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$125,507

Cost of sales	119,885

Gross profit	5,622

Selling and administrative expenses
Selling expense	4,458
Warehousing and shipping	6,200
Advertising	482
Division administrative expense	1,136
MIS expense	1,713
Corporate administrative expense	1,666

Total selling and administrative expense	15,655

Restructuring and impairment charge	153
Fixed asset impairment charge	-

Profit / (loss) from operations	(10,186)

Interest expense
Interest expense - outside	8,255
Capitalized interest expense	-
Interest expense - intercompany	546
Interest income	1
Interest income - intercompany	-

Net interest expense	8,800

Other expense
Miscellaneous	665
Royalties - intercompany	2,991
Transaction gain/loss	-

Total other expense	3,656

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	5

Total other income	5

Net other expense	3,651

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(22,637)

Chapter 11 reorganization expenses	1,340

Income taxes (benefit)	(2,399)

Income (loss) before extraordinary item	(21,578)

Extraordinary item - net of taxes	-

Net income (loss)	$(21,578)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		January 1, 2005 to January 31, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 2,090	Senior Credit Facility	$ 438,208
Short-term investments	-	DIP Credit Agreement	51,153
Accounts receivable, net	195,335	Second Lien Facility	165,000
Total inventories	291,608	Accrued interest payable	1,446
Prepaid & other current assets	21,247	Accounts payable - trade	50,744
Total current assets	510,280	Accounts payable - intercompany	168,013
		Other payables and accrued liabilities	123,332
		Deferred income taxes	3,856
		Pension and other liabilities	142,078

Total investments & other assets	118,346	Total liabilities not subject to compromise	1,143,830

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	490,280	Deferred financing fees	(4,437)
		Accrued interest payable on Senior Notes	36,313
		Accounts payable	27,557
		Other payables and accrued liabilities	8,233
		Pension and other liabilities	18,923

		Total liabilities subject to compromise	1,086,589

		Total Liabilities	2,230,419

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	51,436
		Retained earnings (deficit)	(927,640)
		Minimum pension liability adjustment	(109,403)
		Other adjustments	(2,860)
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	(1,111,513)

TOTAL ASSETS	$ 1,118,906	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 1,118,906

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		January 1, 2005 to January 31, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(21,578)
Restructuring
Equity adjustments	1,212
Non-cash items
Depreciation and amortization expense	14,379
Fixed asset impairment charge
Gain/(Loss) on sale of assets
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable	6,951
Decrease / (increase) -- inventories	(2,093)
Decrease / (increase) -- other current assets	(13)
Decrease / (increase) -- other noncurrent assets and liabilities	698
Increase / (decrease) -- accounts payable (trade)	1,922
Increase / (decrease) -- accounts payable (intercompany)	4,170
Increase / (decrease) -- accrued liabilities	2,987
Increase / (decrease) -- accrued interest payable	939
Increase / (decrease) -- pension and other liabilities	(2,661)
Increase / (decrease) -- deferred federal income tax	(1,334)

Total Cash Flows from Operations	$5,579

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(501)
Transfers
Net proceeds from sale of assets

Total Cash Flows from Investing	$(501)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement and Sr. Credit Facility	(6,996)

Total Cash Flows from Financing	$(6,996)

Beginning Cash Balance	4,008
Change in Cash	(1,918)

Ending Cash Balance	$2,090

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		January 1, 2005 to January 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$24,537,648

Federal

Payroll taxes withheld	4,133,448	691,201	01/06/05
		1,020,971	01/13/05
		1,018,317	01/14/05
Employer payroll tax contributions incurred	1,949,540	1,069,232	01/21/05
		1,061,030	01/27/05
		22,757	01/28/05
		1,018,425	01/31/05

Total Federal Taxes (1)	$6,082,988	$5,901,933

State and Local

Payroll taxes withheld
Alabama SIT	321,760	445,184	01/28/05
Arkansas SIT	936	949	01/14/05
California SIT	1,201	1,468	01/19/05
Georgia SIT	64,084	64,159	01/26/05
Illinois SIT	471	735	01/05/05
Indiana SIT	7,219	12,087	01/19/05
Louisiana SIT	20	47	01/05/05
Maine SIT	30,408	31,236	01/26/05
Minnesota SIT	1,148	1,148	01/19/05
Missouri SIT	400	400	01/28/05
New York SIT	58,816	66,571	01/19/05
North Carolina SIT	234,778	230,228	01/26/05
Pennsylvania SIT	205	223	01/28/05
Rhode Island SIT	146	153	01/14/05
South Carolina SIT	193,980	193,978	01/31/05
Virginia SIT	22,868	18,050	01/31/05
Delaware Co IN	202	-
Hancock Co IN	105	-
Hamilton Co IN	40	-
Henry Co IN	862	-
Johnson Co. IN	-	-
Madison Co IN	1,026	-
Marion Co IN	36	-
Washington Co IN	108	-
Randolph Co IN	23	-
Yonkers NY	10	10	01/19/05
Wayne IN	-	-
New York City	14,894	14,992	01/19/05
Opelika AL	4,810	18,817	01/28/05

Total Payroll taxes	960,556	1,100,435

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		January 1, 2005 to January 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Employer payroll tax contributions incurred
Alabama SUTA	13,211	39,443	01/31/05
Arkansas SUTA	-	-
California SUTA	-	-
Florida SUTA	5,046	13,966	01/31/05
Georgia SUTA	363	2,107	01/31/05
Illinois SUTA	-	-
Indiana SUTA	124	510	01/31/05
Louisiana SUTA	10	10	01/31/05
Maine SUTA	929	3,291	01/31/05
Minnesota SUTA	-	-
Missouri SUTA	-	-
Nevada SUTA	3,268	9,865	01/31/05
New York SUTA	270	2,564	01/31/05
North Carolina SUTA	33,480	135,058	01/31/05
Pennsylvania SUTA	-	-
Rhode Island SUTA	-	-
South Carolina SUTA	4,254	16,987	01/31/05
Texas SUTA	33	120	01/31/05
Virginia SUTA	65	288	01/31/05
Washington SUTA	19	276	01/31/05

Total Employer payroll tax contributions	61,072	224,485

Gross taxable amount for sales and use	4,502,841
Sales & Use taxes collected	192,213
Abbeville, Alabama		3,130	01/13/05
Alabama City/County (Greenville & Butler County)		14,320	01/20/05
Alabama Regulation A		14,692	01/20/05
Alabama Sales		5,737	01/20/05
Alabama Use		47,040	01/20/05
Alatax (Abbeville, Opelika, Valley, Chambers Co., Henry Co, Lee Co)		11,841	01/13/05
Arkansas		186	01/13/05
California		191	01/27/05
Florida		7,886	01/20/05
Georgia		6,655	01/20/05
Indiana (Middletown)		225	01/13/05
Minnesota		716	01/20/05
Nevada		2,910	01/27/05
New York		11,793	01/13/05
North Carolina		19,235	01/10/05
North Carolina		17,297	01/25/05
South Carolina		27,091	01/20/05
Texas		331	01/13/05
Virginia Sales		451	01/13/05
Virginia Use		486	01/13/05

Total Sales & Use taxes paid		192,213
Property taxes		1,559,940
Other taxes		47,457

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		January 1, 2005 to January 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
Total State and Local (1)	1,213,822	3,124,530

Total Taxes	$7,296,810	$9,026,463

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		January 1, 2005 to January 31, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$3,060,308
Monthly Profit (Loss):	$3,479,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Thomas M. Lane
Its:	Vice President and Treasurer
Signature	/s/Thomas M. Lane
Date	March 2, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		January 1, 2005 to January 31, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$5,699

Cost of sales	3,576

Gross profit	2,123

Selling and administrative expenses
Selling expense	2
Warehousing and shipping	243
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170

Total selling and administrative expense	415

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	1,708

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	611

Net interest expense	(611)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-

Total other expense	190

Other income
Royalties - intercompany	3,228
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	3,228

Net other expense	(3,038)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	5,357

Chapter 11 reorganization expenses	-

Income taxes (benefit)	1,878

Income (loss) before extraordinary item	3,479

Extraordinary item - net of taxes	-

Net income (loss)	$3,479

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		January 1, 2005 to January 31, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$34	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	14,568	Accrued interest payable	-
Total inventories	4,923	Accounts payable - trade	781
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	19,525	Other payables and accrued liabilities	7,449
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	124,052	Total liabilities not subject to compromise	8,230

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	11,953	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,438
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	1,438

		Total Liabilities	9,668

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	75,302
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	145,862

TOTAL ASSETS	$155,530	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$155,530

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		January 1, 2005 to January 31, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$3,479
Non-cash items
Depreciation and amortization expense	140
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(4,735)
Decrease / (increase) -- inventories	(1,247)
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase / (decrease) -- accounts payable (trade)	22
Increase / (decrease) -- accounts payable (intercompany)	-
Increase / (decrease) -- accrued liabilities	2,338
Increase / (decrease) -- accrued interest payable	-
Increase / (decrease) -- pension and other liabilities	-
Increase / (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$(3)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Transfers	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	$-

Beginning Cash Balance	$37
Change in Cash	(3)

Ending Cash Balance	$34

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		January 1, 2005 to January 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred

Federal

Payroll taxes withheld
Employer payroll tax contributions incurred

Total Federal Taxes (1)	$-	-

State and Local

Payroll taxes withheld	$-
Employer payroll tax contributions incurred
Nevada

Gross taxable sales	135,944
Sales & Use taxes collected	3,704
Maine		3,704	01/13/05
Property taxes
Other taxes

Total State and Local (1)	-	3,704

Total Taxes	$-	$3,704

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		January 1, 2005 to January 31, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$-
Monthly Profit (Loss):	$-

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Thomas M. Lane
Its:	Vice President and Treasurer
Signature	/s/Thomas M. Lane
Date	March 2, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		January 1, 2005 to January 31, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-

Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		January 1, 2005 to January 31, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,749	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	113,446

TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		January 1, 2005 to January 31, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$-
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	-

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	-

Beginning Cash Balance	-
Change in Cash	-

Ending Cash Balance	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		January 1, 2005 to January 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$-

Federal

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-

Total Federal Taxes	-

State and Local

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-

Total State and Local	-

Total Taxes	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		January 1, 2005 to January 31, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$1,754
Monthly Profit (Loss):	$187,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Thomas M. Lane
Its:	Vice President and Treasurer
Signature	/s/Thomas M. Lane
Date	March 2, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		January 1, 2005 to January 31, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	2
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	2

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(2)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	100

Net interest expense	(100)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	190

Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	288

Chapter 11 reorganization expenses	-

Income taxes (benefit)	101

Income (loss) before extraordinary item	187

Extraordinary item - net of taxes	-

Net income (loss)	$187

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		January 1, 2005 to January 31, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$10	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	17,414	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	17,424	Other payables and accrued liabilities	291
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	291

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	291

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	17,131
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	17,133

TOTAL ASSETS	$17,424	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$17,424

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		January 1, 2005 to January 31, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$187
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(289)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	100
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	(2)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	-

Beginning Cash Balance	12
Change in Cash	(2)

Ending Cash Balance	$10

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		January 1, 2005 to January 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred

Federal

Payroll taxes withheld
Employer payroll tax contributions incurred

Total Federal Taxes (1)	-	-

State and Local

Payroll taxes withheld	$-	$-
Employer payroll tax contributions incurred
Nevada
Gross taxable sales
Sales & Use taxes collected
Property taxes
Other taxes

Total State and Local (1)	-	-

Total Taxes	$-	-

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		January 1, 2005 to January 31, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$3,683,559
Monthly Profit (Loss):	$(498,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Thomas M. Lane
Its:	Vice President and Treasurer
Signature	/s/Thomas M. Lane
Date	March 2, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		January 1, 2005 to January 31, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$6,297

Cost of sales	3,803

Gross profit	2,494

Selling and administrative expenses
Selling expense	2,128
Warehousing and shipping	226
Advertising	246
Division administrative expense	287
MIS expense	68
Corporate administrative expense	106

Total selling and administrative expense	3,061

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(567)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	198
Interest income	-
Interest income - intercompany	-

Net interest expense	198

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(765)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(267)

Income (loss) before extraordinary item	(498)

Extraordinary item - net of taxes	-

Net income (loss)	$(498)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		January 1, 2005 to January 31, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$1,130	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	50	Long-term debt classified as current	-
Accounts receivable - intercompany	4,073	Accrued interest payable	-
Total inventories	18,535	Accounts payable - trade	439
Prepaid & other current assets	862	Accounts payable - intercompany	-
Total current assets	24,650	Other payables and accrued liabilities	1,558
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	1,997

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,395	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,677
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	1,677

		Total Liabilities	3,674

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	7,415
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	23,371

TOTAL ASSETS	$27,045	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$27,045

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		January 1, 2005 to January 31, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(498)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	59
Changes in Assets and Liabilities
Decrease (increase) -- accounts receivable (customers)	(9)
Decrease (increase) -- accounts receivable (intercompany)	887
Decrease (increase) -- inventories	(631)
Decrease (increase) -- other current assets	61
Decrease (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	(196)
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	309
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$(19)

Cash Flows from Investing
Decrease / (increase) -- short term investments
Capital expenditures	(135)
Transfers
Net proceeds from sale of assets

Total Cash Flows from Investing	$(135)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement

Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,284
Change in Cash	(154)

Ending Cash Balance	$1,130

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		January 1, 2005 to January 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$880,670

Federal

Payroll taxes withheld	152,885	92,199	01/05/05
		25,288	01/12/05
		92,383	01/19/05
Employer payroll tax contributions incurred	71,450	20,038	01/26/05
		2,892	01/28/05

Total Federal Taxes (1)	224,335	232,800

State and Local

Amount of payroll taxes withheld
Alabama SIT	3,590	3,949	01/28/05
California SIT	825	514	01/05/05
Connecticut SIT	261	121	01/05/05
Georgia SIT	11,825	12,345	01/26/05
Massachusetts SIT	818	1,048	01/12/05
Minnesota SIT	840	958	01/26/05
Michigan SIT	1,274	1,495	01/14/05
New York SIT	1,202	1,562	01/26/05
North Carolina SIT	2,005	2,183	01/26/05
Oregon SIT	1,003	1,169	01/26/05
Pennsylvania SIT	604	659	01/19/05
South Carolina SIT	1,206	1,427	01/26/05
Utah SIT	829	999	01/28/05
Virginia SIT	765	1,018	01/05/05
Lancaster PA	151	578	01/28/05

Total Payroll taxes	27,198	30,025
Amount of employer payroll tax contributions incurred
Alabama SUTA	1,578	226	01/31/05
California SUTA	2,089	1,296	01/31/05
Connecticut SUTA	796	976	01/31/05
Florida SUTA	3,867	1,061	01/31/05
Georgia SUTA	6,317	911	01/31/05
Massachusetts SUTA	364	211	01/31/05
Minnesota SUTA	468	244	01/31/05
Michigan SUTA	717	712	01/31/05
New York SUTA	1,788	1,492	01/31/05
North Carolina SUTA	544	292	01/31/05
Oregon SUTA	354	722	01/31/05
Pennsylvania SUTA	660	98	01/31/05
South Carolina SUTA	475	306	01/31/05
Tennessee SUTA	560	62	01/31/05
Texas SUTA	1,009	631	01/31/05
Utah SUTA	71	168	01/31/05
Virginia SUTA	422	53	01/31/05

Total Employer payroll tax contributions	22,079	9,461

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		January 1, 2005 to January 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Gross taxable sales	8,546,240
Sales & Use taxes collected	603,615
Alabama City/County (Foley & Chambers Co.)		7,248	01/20/05
Alabama Sales		43,233	01/20/05
Alabama Use		53	01/20/05
Alatax (Bessemer, Boaz, Valley, Chambers Co., Marshall Co)		15,726	01/13/05
Baldwin County Alabama		8,543	01/13/05
California		53,953	01/31/05
Connecticut		10,771	01/31/05
Florida		79,632	01/20/05
Georgia		105,155	01/20/05
Massachusetts		11,723	01/20/05
Michigan		25,265	01/13/05
Minnesota		11,414	01/20/05
New York		27,876	01/25/05
North Carolina		16,226	01/10/05
North Carolina		8,974	01/25/05
Pennsylvania		10,340	01/20/05
South Carolina		11,800	01/20/05
Tennessee (P.Forge, Lebanon, Interstate Sales)		30,161	01/20/05
Texas		82,340	01/20/05
Utah		19,701	01/31/05
Virginia Interstate Sales		178	01/13/05
Virginia Williamsburg		23,303	01/20/05

Total Sales & Use taxes paid		603,615
Property taxes		61,889
Other taxes		4,009

Total State and Local (1)	652,892	643,101

Total Taxes	$877,227	$875,901

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager